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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):September 1, 1995



                             JONES INTERCABLE, INC.
             (Exact name of registrant as specified in its charter)



         Colorado                          1-9953                            84-0613514
         --------                          ------                            ----------
(State of Organization)            (Commission File No.)                  (IRS Employer
                                                                        Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                             (303) 792-3111
---------------------------------------------                             --------------
(Address of principal executive office and Zip Code                          (Registrant's
                                                                             telephone no.
                                                                         including area code)





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Item 5.  Other Events


PROPOSED ACQUISITIONS OF CABLE TELEVISION SYSTEMS BY JONES INTERCABLE, INC.

The Manitowoc System

         On September 5, 1995, Jones Intercable, Inc., a Colorado corporation ("Intercable"), entered into an Asset Purchase Agreement with Cable TV Joint Fund 11, a joint venture (the "Venture") among Cable TV Fund 11-A, Ltd., Cable TV Fund 11-B, Ltd., Cable TV Fund 11-C, Ltd. and Cable TV Fund 11-D, Ltd., Colorado limited partnerships managed by Intercable, to acquire from the Venture the cable television system serving the City of Manitowoc, Wisconsin (the "Manitowoc System"). The purchase price is $15,735,667, which is the average of three separate independent appraisals of the fair market value of the Manitowoc System. The Manitowoc System passes approximately 15,400 homes and serves approximately 10,500 basic subscribers. Intercable expects to acquire and then to trade the Manitowoc System, along with certain other properties, to an unaffiliated cable television system operator during the first quarter of 1996. See Proposed Exchange of Assets with Time Warner Entertainment Company, L.P. below.

The Lodi System

         On September 5, 1995, Intercable entered into an Asset Purchase Agreement with Jones Spacelink Income Partners 87-1, L.P., a Colorado limited partnership managed by Intercable, to acquire from that partnership the cable television systems serving the communities of Lodi, Burbank, Lafayette Township, New London, Bailey Lakes, Savannah Shreve, Jeromesville, West Lafayette, Loudonville, Perrysville, Creston, Gloria Glens, Sterling, Seville, Westfield Center, Chippewa, Lake Area, Rittman, West Salem, Bloomville, Spencer, Polk and Congress, all in the State of Ohio (the "Lodi System"). The purchase price is $25,706,000, which is the average of three separate independent appraisals of the fair market value of the Lodi System. The Lodi System passes approximately 20,600 homes and serves approximately 14,700 basic subscribers. Intercable expects to acquire and then to trade the Lodi System, along with certain other properties, to an unaffiliated cable television system operator during the first quarter of 1996. See Proposed Exchange of Assets with Time Warner Entertainment Company, L.P. below.





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The Ripon System

         On September 5, 1995, Intercable entered into an Asset Purchase Agreement with Jones Spacelink Income/Growth Fund 1-A, Ltd., a Colorado limited partnership managed by Intercable, to acquire from that partnership the cable television system serving the area in and around Ripon, Wisconsin (the "Ripon System"). The purchase price is $3,712,667, which is the average of three separate independent appraisals of the fair market value of the Ripon System. The Ripon System passes approximately 2,500 homes and serves approximately 2,450 basic subscribers. Intercable expects to acquire and then to trade the Ripon System, along with certain other properties, to an unaffiliated cable television system operator during the first quarter of 1996. See Proposed Exchange of Assets with Time Warner Entertainment Company, L.P. below.

The Lake Geneva System

         On September 5, 1995, Intercable entered into a second Asset Purchase Agreement with Jones Spacelink Income/Growth Fund 1-A, Ltd. to acquire from that partnership the cable television system serving the area in and around Lake Geneva, Wisconsin (the "Lake Geneva System"). The purchase price is $6,345,667, which is the average of three separate independent appraisals of the fair market value of the Lake Geneva System. The Lake Geneva System passes approximately 5,400 homes and serves approximately 3,400 basic subscribers. Intercable expects to acquire and then to trade the Lake Geneva System, along with certain other properties, to an unaffiliated cable television system operator during the first quarter of 1996. See Proposed Exchange of Assets with Time Warner Entertainment Company, L.P. below.

PROPOSED EXCHANGE OF ASSETS WITH TIME WARNER
ENTERTAINMENT COMPANY, L.P.

         Intercable, through a wholly-owned subsidiary, owns the cable television system serving communities in and around Hilo, Hawaii (the "Hilo System") and directly owns the cable television system serving the City of Kenosha, Wisconsin (the "Kenosha System"). The Hilo System passes approximately 23,000 homes and serves approximately 17,000 basic subscribers; the Kenosha System passes approximately 39,000 homes and serves approximately 27,000 basic subscribers. Upon consummation of the above-described acquisitions of cable television systems from various managed ventures and partnerships, Intercable will own the Manitowoc System, the Lodi System, the Ripon System and the Lake Geneva System. On September 1, 1995, Intercable entered into an Asset Exchange





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Agreement (the "Exchange Agreement") with Time Warner Entertainment Company,
L.P. ("Time Warner"), an unaffiliated cable television operator. Pursuant to the Exchange Agreement, Intercable will convey to Time Warner substantially all of the assets of the Hilo System, the Kenosha System, the Manitowoc System, the Lodi System, the Ripon System and the Lake Geneva System. In return, Intercable will receive from Time Warner substantially all of the assets of the cable television systems serving communities in and around Savannah, Georgia (the "Savannah System") and cash in the amount of $4,000,000, subject to normal closing adjustments. Taking into account the aggregate purchase price paid by Intercable for the Lodi System, the Lake Geneva System, the Ripon System and the Manitowoc System and the estimated valuation of the Hilo System and the Kenosha System less the $4,000,000 cash purchase price to be paid by Time Warner to Intercable, the aggregate consideration to be paid for the Savannah System is approximately $119,194,827. The Savannah System passes approximately 100,000 homes and serves approximately 63,000 subscribers.

         The closing of the transactions contemplated by the Exchange Agreement is subject to customary closing conditions, including obtaining necessary governmental and other third party consents. The parties intend to complete the transactions during the first quarter of 1996, but there can be no assurance that all conditions will be satisfied or waived by that time. Either party may terminate the Exchange Agreement if the transactions are not completed on or before September 30, 1996. Intercable will pay Jones Financial Group, Ltd., an affiliate, a $1,286,332 fee upon the completion of the transactions as compensation for acting as Intercable's financial advisor in connection with the described transactions.

Item 7.  Financial Statements and Exhibits

         a. Asset Purchase Agreement dated September 5, 1995 between Cable TV Joint Fund 11 and Jones Intercable, Inc. relating to the Manitowoc System.

         b. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income Partners 87-1, L.P. and Jones Intercable, Inc. relating to the Lodi System.

         c. Asset Purchase Agreement dated September 5, 1995, between Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Ripon System.





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         d.      Asset Purchase Agreement dated September 5, 1995, between
Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Lake Geneva System.

         e. Asset Exchange Agreement dated September 1, 1995, between Jones Intercable, Inc. and Time Warner Entertainment Company, L.P.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JONES INTERCABLE, INC.,
                                                a Colorado corporation


Dated: September 8, 1995                        By:   /s/ Robert S. Zinn
                                                      ------------------
                                                      Robert S. Zinn
                                                      Acting Vice President




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                                 EXHIBIT INDEX



 2.1 Asset Purchase Agreement dated September 5, 1995 between Cable TV Joint Fund 11 and Jones Intercable, Inc. relating to the Manitowoc System.

 2.2 Asset Purchase Agreement dated September 5, 1995 between Jones Spacelink Income Partners 87-1, L.P. and Jones Intercable, Inc. relating to the Lodi System.


 2.3 Asset Purchase Agreement dated September 5, 1995 between Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Ripon System.

 2.4 Asset Purchase Agreement dated September 5, 1995 between Jones Spacelink Income/Growth Fund 1-A, Ltd. and Jones Intercable, Inc. relating to the Lake Geneva System.

 2.5 Asset Exchange Agreement dated September 1, 1995 between Jones Intercable, Inc. and Time Warner Entertainment Company, L.P.





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